UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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CST Holding Corp.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
CST HOLDING CORP.
3435 Ocean Park Blvd., Ste. 107-282
Santa Monica, CA 90405

This Information Statement is being distributed to the holders of record of the common stock, par value $.001 per share ("Common Stock") on August 22, 2011 (the “Record Date”) of CST Holding Corp., a Colorado corporation (the "Company"), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Information Statement advises shareholders of actions taken and approved on August 15, 2011as well as actions approved in connection with the reverse triangular merger in which the Company acquired Webxu, Inc. by unanimous written consent of the Company’s board of directors and the subsequent adoption of such corporate actions on August 26, 2011 and July 25, 2011, respectively, by the holders of a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholders”):

·   to  merge the Company with its wholly-owned Delaware subsidiary, Webxu, Inc. (the “Short Form Merger”), and thereby (i) change the name of the Company to Webxu, Inc. (the “Name Change”) and (ii) change the domicile of the Company to the State of Delaware (the “Domicile Change”); and

.  to spin out and transfer CST Oil & Gas Corporation to Steven Tedesco and Christine Tedesco (the "Spin Out", and together with the Name Change and Domicile Change, the “Corporate Actions”).

The Corporate Actions will not become effective until the filing with the Colorado Secretary of State of a Statement of Merger and the filing with the Delaware Secretary of State of a Certificate of Ownership and Merger at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Outstanding Shares and Voting Rights

As of August 22, 2011, the Company had 18,494,672 shares of Common Stock issued and outstanding.  Each share of the Common Stock entitles its holder to one vote on any matter submitted to the shareholders. However, because the Majority Shareholders have voted in favor of approval of the Corporate Actions by written consent, no other consents are solicited in connection with this Information Statement.

Under Colorado law, unless otherwise provided in the articles of incorporation, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent to the action is signed by the holders of outstanding shares having the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. The Company’s bylaws require the affirmative vote of the majority of shares entitled to vote on the matters.

The following shareholders, holding approximately 54% of the Company’s Common Stock as of the Record Date , consented to the Short Form Merger by written consent in lieu of a special meeting:

Name	Number of Shares of Common Stock
RTW Holdings, LLC	1,500,000
Sunlight Ventures, LLC	8,000,000
Jeffrey Aaronson*	250,000
Mike Warsinske*	256,664
* Executive officer or director of the Company

In addition, a majority of the shareholders of the Company’s Common Stock consented to the Spin Out in connection with the reverse triangular merger by written consent in lieu of a special meeting.

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Introduction

On July 27, 2011, we completed a reverse triangular merger in which we acquired 100% ownership interest in Webxu, Inc., a Delaware corporation (“Webxu”). As a result of the consummation of this merger transaction (“Merger Transaction”), Webxu is now a wholly-owned subsidiary of the Company.

Webxu’s only business is acting as a holding company to acquire and integrate consumer-oriented businesses in the online customer acquisition and e-commerce field. Webxu’s wholly owned subsidiary, Bonus Interactive, Inc., a Delaware corporation (together with Webxu, the “Webxu Group”) currently is engaged in the business of customer acquisition and retention programs in both the online and offline arenas.

The following sets forth the material terms of the agreements entered into in connection with the Merger Transaction:

 Merger Transaction

On July 22, 2011, the Company and CST Acquisition Corp., a Colorado corporation (“MergerSub”) entered into an Agreement and Plan of Merger with Webxu (“Merger Agreement”).  MergerSub, our wholly owned subsidiary, merged into Webxu, with Webxu as the surviving corporation.  Pursuant to the Merger Agreement, we issued 15,914,530 shares of our common stock to the stockholders of Webxu on a one-for-one basis, whereby each share of Webxu was converted into the right to receive one (1) share of our common stock, representing a 100% ownership interest in Webxu. In addition, each outstanding warrant and option to purchase shares of Webxu was exchanged with and converted into an option or warrant, respectively, to purchase the same number of shares of our common stock. We assumed the option plans of Webxu, under which we are authorized to issue up to 10 million shares of common stock, of which options for the purchase of 6,399,307 shares are outstanding.

In connection with the Merger Transaction, Steven Tedesco and Christine Tedesco, owners of 8,200,000 shares of our common stock representing approximately 82.5% of the total number outstanding prior to the Merger, agreed to cancel an aggregate of 7,115,859 shares of their common stock.  Taking into effect this share cancellation, and prior to the issuance of the Merger Transaction shares to the stockholders of Webxu immediately prior to the Merger (“Webxu Owners”), there were 2,580,141 shares of our common stock outstanding.  After issuance of the Merger Transaction shares to the Webxu Owners, there were a total of 18,292,672 shares of our common stock issued and outstanding taking into effect the share cancellation.  Immediately following the closing of the Merger Transaction, our former shareholders held approximately 14% of our total outstanding shares, and the Webxu Owners, which includes our CEO and CFO, held the other 86% and became our controlling shareholders.

Also in connection with the Merger Transaction, Webxu agreed to pay $25,000 to David Wagner & Associates, P.C. for legal services, $60,000 to Christine Tedesco as reimbursement for past expenses, and $65,000 to Endeavor Capital Group, LLC for consulting fees.  As agreed by the parties, Webxu issued secured promissory notes in the principal amounts of (i) $55,000 to Christine Tedesco and (ii) $95,000 to Endeavor Capital Group, LLC, which notes are due within 90 days following the closing of the Merger Transaction.   These notes are secured by all of the assets of Bonus Interactive, Inc., a wholly-owned subsidiary of Webxu, the surviving corporation in the Merger Transaction.

For additional information concerning the Merger Transaction, see items 1.01, 2.01, 3.02 and 5.01, 5.02 and 9.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2011.

Change in Control of the Company

In connection with the Merger Transaction, Steven Tedesco and Christine Tedesco, owners of 8,200,000 shares of our common stock representing approximately 82.5% of the total number outstanding prior to the Merger Transaction, agreed to cancel an aggregate of 7,115,859 shares of their common stock.  Taking into effect this share cancellation, and prior to the issuance of the Merger Transaction shares to the stockholders of Webxu immediately prior to the Merger (“Webxu Owners”), there were 2,580,141 shares of our common stock outstanding.  After issuance of the Merger Transaction shares to the Webxu Owners, there were a total of 18,292,672 shares of our common stock issued and outstanding taking into effect the share cancellation.  Immediately following the closing of the Merger Transaction, our former shareholders held approximately 14% of our total outstanding shares, and the Webxu Owners, which includes our CEO and CFO, held the other 86% and became our controlling shareholders.

Also in connection with the Merger Transaction, all of our pre-Merger Transaction directors and officers resigned effective at closing except for Christine Tedesco, who agreed to resign as a director upon the Company’s compliance with the provisions of Section 14(f) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 14(f)-1.   In addition, at the closing date Matt Hill, Michael Warsinske, and John Ellis were each appointed to our board of directors.  We agreed to provide Christine Tedesco with indemnification rights under an Indemnification Agreement dated July 22, 2011 for the period in which she is expected to remain on the board of directors as described above.

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On August 26, 2011, the Company filed an information statement with the SEC relating to the change in control of our board of directors containing the information required under Rule 14f-1 of the Exchange Act.

Spinout of CST Oil & Gas Corporation

In connection with the Merger Transaction, we agreed to spin out and transfer CST Oil & Gas Corporation to Steven Tedesco and Christine Tedesco (jointly, the “Acquirer”), in consideration for the Acquirer’s agreement to assume all liabilities associated with CST Oil & Gas Corporation, and the Acquirer’s agreement to cancel the majority of their shares pursuant to the Merger Agreement.  Our board of directors unanimously approved this spin-out, including our non-interested director, Michael Thomsen, who reviewed all relevant facts and circumstances of the transaction and deemed it to be fair.   In addition, the spinout transaction was approved by written consent of holders of a majority of our shares.

The spinout is expected to occur promptly after we fulfill our obligations under the SEC rules relating to notification of shareholders for actions taken by written consent, which we currently anticipate to be in September 2011.

In connection with the spinout, we entered into an Acquisition Agreement dated July 22, 2011 with the Acquirer (“Acquisition Agreement”), which is attached hereto as Exhibit F.   Under the Acquisition Agreement, the Acquirer agreed to indemnify us for liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses including attorneys’ fees incident to any of the foregoing, resulting from or arising out of (i) any claims, breach, liabilities, or non-fulfillment of any agreement with respect to CST Oil & Gas Corporation and its rights, including  but not limited to any actions and business activities of CST Oil & Gas Corporation prior and up to the closing date of the spinout.

THE SHORT FORM MERGER

Name Change

On August 15, 2011, the Board of Directors, and on August 26, 2011 the Majority Shareholders, approved the Short Form Merger between the Company and its wholly-owned subsidiary, Webxu, Inc. in which Webxu, Inc. will be the surviving entity (as described in more detail below). As a result of the Short Form Merger, the Company will change its corporate name from CST Holding Corp. to Webxu, Inc. The new corporate name will more closely identify the Company with the business conducted by its wholly-owned subsidiary Webxu, Inc., which is the parent company of Bonus Interactive, Inc.

The Domicile Change

The Company will change its state of incorporation from the State of Colorado to the State of Delaware pursuant to a plan of merger  (the “Plan of Merger”), attached hereto as Exhibit C. The Domicile Change will be accomplished by the filing of (i) Statement of Merger (the “Colorado Statement of Merger”) with the Secretary of State of Colorado, and (ii) a Certificate of Ownership and Merger (the “Delaware Certificate of Conversion”) with the Secretary of State of Delaware, by which the surviving corporation will be Webxu, Inc. Pursuant to the Plan of Merger, each outstanding share of Common Stock , $0.001 par value per share, of CST Holding Corp. (“Colorado Common Stock”) will be converted into one share of common stock, $0.001 par value per share, of the Delaware Corporation (“Delaware Common Stock”), and each outstanding and unexercised option, warrant or other right to purchase  Colorado Common Stock will become an option, warrant or other right to purchase Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Colorado Common Stock. The Company’s Board of Directors and officers immediately prior to the merger with its wholly-owned subsidiary, Webxu, Inc., will be the Board of Directors and officers of the surviving entity, or Webxu, Inc., the Delaware corporation, immediately following such merger. The Certificate of Incorporation and Bylaws of Webxu, Inc., attached hereto as Exhibits D and E, will become the Certificate of Incorporation and Bylaws of the Company. The Domicile Change is being effected so that the change in the Company’s state of incorporation is more closely aligned with its business as now conducted and as contemplated by the Company.

Effective Date

The Short Form Merger will become effective immediately upon the filing of the  Colorado Statement of Merger with the Office of the Secretary of State of Colorado and the filing of the Delaware Certificate of Conversion with the Office of the Secretary of the State of Delaware. The filing will be made at least 20 days after the date this Information Statement is first mailed to the Company’s shareholders.

Effects of the Domicile Change

In order to effect the change of domicile described above, the Company will merge with and into its wholly-owned subsidiary, Webxu, Inc. (the “Change in Domicile Merger”). The Change in Domicile Merger will have no impact on the business of the Company, its employees or officers. Shareholders who oppose the Change in Domicile Merger do not have any dissenters’ or appraisal rights.

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Upon the effectiveness of the Change in Domicile Merger, and giving effect to the change of corporate name:

  (i) the Company will be merged with and into its wholly-owned subsidiary, Webxu, Inc., a Delaware corporation and the surviving entity, and the Company will cease being governed by Colorado corporation laws;

  (ii) the Company’s previous articles of incorporation and the Company’s previous by-laws will be replaced in their entirety with Webxu, Inc.’s Certificate of Incorporation and Webxu’s Bylaws subject to Delaware law;

  (iii) the Company will be named “Webxu, Inc.”;

  (iv) all of the shares of the wholly-owned subsidiary, Webxu, Inc., outstanding immediately prior to the Change in Domicile Merger will be canceled;

  (v) each outstanding (a) share of Colorado Common Stock will be converted into one share of Delaware Common Stock, and (b) each outstanding  and unexercised option, warrant or other right to acquire Colorado Common Stock will become an option, warrant or other right to acquire shares of Delaware Common Stock;

  (vi) each director and officer of the Company immediately preceding the Change in Domicile Merger will be the officers and directors of the Company immediately following the Change in Domicile Merger Colorado continues to hold their respective offices with Delaware Corporation; and

  (vii) the surviving corporation will assume all of the liabilities of the Company.

The Change in Domicile Merger will be consummated in accordance with the Plan of Merger, attached hereto as Exhibit C, under with the Company, a Colorado corporation, will merge with and into its wholly-owned subsidiary, Webxu, Inc., a Delaware corporation.

The Change in Domicile Merger will cause:

(i)	a change in our legal domicile from Colorado to Delaware; and

(ii)	other changes of a legal nature, the material aspects of which are described herein.

However, the Change in Domicile is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of the Company as a Delaware corporation. The Change in Domicile itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Change in Domicile) of the Company. The Company anticipates that its Common Stock will be quoted under the stock symbol “WEBX”.

Some implications of the Change in Domicile

The Plan of Merger provides that the Company (the “Colorado Corporation”) will merge with and into its wholly-owned subsidiary, Webxu, Inc., with Webxu, Inc. being the surviving corporation (the “Delaware Corporation”). Under the Plan of Merger, the Delaware Corporation will assume all of the assets and liabilities of the Colorado Corporation, and the Colorado Corporation will cease to exist as a corporate entity. The surviving corporation will be named Webxu, Inc. The directors of the Colorado Corporation will continue as the new directors of the surviving Delaware Corporation.

At the effective time of the Change in Domicile Merger, each outstanding shares of the Colorado Corporation, $.001 par value per share, automatically will be converted into one share of common stock of Webxu, Inc., $.001 par value per share. Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Webxu, Inc. Upon  request, we will issue new certificates to any shareholder that holds old Colorado Corporation stock certificates, provided that such holder has surrendered the certificates representing new Delaware Corporation’s shares in accordance with the Plan of Merger. Any request for new certificates will be subject to normal requirements including proper endorsement, signature, guarantee and payment of any applicable fees and taxes.

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Shareholders whose shares of common stock were freely tradable before the Change in Domicile Merger will own shares of the surviving corporation that are freely tradable after the Change in Domicile Merger. Similarly, any shareholders holding securities with transfer restrictions before the Change in Domicile Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Change in Domicile Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Change in Domicile Merger will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the Change in Domicile, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTC Bulletin Board under the same symbol as prior to the Change in Domicile Merger. The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

Certain Differences Between the Corporate Laws of Colorado and Delaware
.
Because of differences between Colorado corporation laws and Delaware corporation laws, as well as differences between the Company’s governing documents before and after the Change in Domicile Merger, the Change in Domicile Merger will effect certain changes in the rights of the Company’s stockholders. Summarized below are significant provisions of the Colorado Revised Statutes, as amended (the “CRS”), and the Delaware General Corporation Law, as amended (the “DGCL”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Change in Domicile resulting from the differences between the CRS and the DGCL and the differences between Colorado Corporation’s articles of incorporation and Colorado Corporation’s by-laws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CRS, the DGCL, Colorado Corporation’s articles of incorporation, Colorado Corporation’s by-laws, the Delaware Certificate of Incorporation and the Delaware Bylaws.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation’s bylaws.
Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Colorado Corporation’s bylw provided that the Board of Directors shall consist of at least one member, and not more than five members, and the number of directors may be increased or decreased pursuant to board resolutions and the number of directors shall not be less than one.  Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.

The Delaware Bylaws provide that the board of directors shall consist of not less than three directors nor more than seven directors until changed by a bylaw amendment. The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of at least a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of a majority of the outstanding shares entitled to vote, or by a vote of at least a majority of directors who constitute the board of directors.

Classified Board of Directors
Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors. Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

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	Colorado Corporation did not have a classified board.	Delaware Corporation does not currently have a classified board of directors.

Removal of Directors
Under Colorado law, any one or all of the directors of a corporation may be removed if the votes cast in favor of removal exceed the number cast against removal, unless cumulative voting is in effect, but only at a meeting called for such purpose. Removal can be with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Colorado Corporation’s bylaws provided that any director may be removed if the number of votes cast in favor or removal constitute a majority, with or without cause, at a meeting called for such purpose. Colorado Corporation’s articles do not limit a shareholder’s right to vote to remove a director without cause.

The Delaware Certificate of Incorporation provides that any director may be removed, with or without cause, at a meeting of stockholders. A vacancy created by removal of a director may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Board Action by Written Consent
Colorado law provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Interested Party Transactions
Under Colorado law, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), or the contract or transaction is fair to the corporation at the time it is authorized or approved. Colorado law also includes a provision which repeals the above provisions as of the effective date of any federal law that would permit such conflicting interest transactions.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

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	Colorado Corporation’s articles of incorporation and bylaws did not place restrictions on interested party transactions in addition to those in the CRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Special Meetings of Stockholders
Colorado law provides that special meetings of stockholders are callable by the entire board of directors, a person or persons authorized by the bylaws to call a special meeting of stockholders, or written demand of stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Colorado Corporation’s bylaws provided that special meetings of the stockholders may be called by the president or the board of directors, or upon receipt of written demand from stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.

The Delaware Certificate of Incorporation provides that special meetings of the stockholders may be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Failure to Hold an Annual Meeting of Stockholders
Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any stockholder entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

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	Colorado Corporation’s articles and Colorado Corporation’s bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Cumulative Voting	Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	Colorado Corporation had a provision denying cumulative voting rights in the election of its directors in its articles of incorporation.	The Delaware Certificate of Incorporation does not provide for cumulative voting.

Vacancies
All vacancies on the board of directors of a Colorado corporation may be filled by the shareholders, the board of directors, or by a majority of the remaining directors though less than a quorum, unless the articles of incorporation provide otherwise; subject to the proviso, however, that if a vacancy occurs in a directorship that was held by a director elected by a voting group of stockholders, then only the remaining directors elected by the same voting group or the shareholders in that voting group are entitled to vote to fill the vacancy.

All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws provided that all vacancies on the board of directors may be filed by a majority of the directors then in office, though less than a quorum. In the event one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those that have resigned, to fill the vacancies and to take effect when such resignation or resignations becomes effective.

The Delaware Certificate of Incorporation provides that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

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Stockholder Voting Provisions
Under Colorado law, a majority of the voting power, which includes the voting power that is present in person or by proxy, generally constitutes a quorum for the transaction of business at a meeting of stockholders, subject to the proviso that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on the matter by a voting group. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Colorado law or the articles of incorporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present in person or represented by proxy generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Stockholder Action by Written Consent
Colorado law states that if expressly provided for in the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Colorado Corporation’s articles of incorporation did not contain a provision permitting action by stockholders without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.
The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

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Vote for Mergers and Other Corporate Reorganizations
In general, Colorado requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Colorado, Colorado law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	Colorado Corporation’s articles of incorporation and bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights
Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CRS than under the DGCL. Under the CRS, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CRS are available to both record holders and beneficial holders.

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets, or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

	Colorado Corporation’s articles and bylaws did not contain provisions related to dissenters’ rights.	Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to appraisal rights.

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Shareholder Rights to Examine Books and Records
Under the CRS, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months, or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

	Colorado Corporation’s articles and bylaws did not contain provisions related to shareholder rights to examine books and records.	Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Amendment or Repeal of Bylaws
Under the CRS, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Colorado Corporation’s bylaws contained provisions related to amendment or repeal of the bylaws by a majority vote of the board of directors.
The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the bylaws may be adopted, amended or repealed by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders may repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

Amendment or Repeal of Certificate or Articles of Incorporation
Under the CRS, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Delaware Certificate of Incorporation expressly reserves the right to amend or repeal any provision contained in the Delaware Certificate of Incorporation in the manner prescribed by Delaware statute.

Colorado Corporation’s articles did not contain provisions related to amendments thereof.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if such person met the Standard of Conduct (addressed below). With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation. In addition, no indemnification shall be made with respect to any matters as to which a director is adjudged liable on the basis the director derived an improper personal benefit.

Permissive Indemnification – Non-Derivative Actions. Under the DGCL, a corporation may indemnify an indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation may indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification may be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Colorado corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

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The CRS also allows a corporation to indemnify an indemnitee who is not a director to a greater extent than specified in the CRS, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CRS.

The CRS requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Standard of Conduct
Under the CRS, the “Standard of Conduct” requires that an indemnitee acted (i) in good faith, (ii) in a manner the indemnitee reasonably believed to be, in the case of conduct in the indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the indemnitee’s conduct was unlawful.

Under the DGCL, the Standard of Conduct requires that an indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Colorado Corporation’s bylaws provided that the corporation shall, to the fullest extent permitted by applicable law, indemnify each of its directors and officers and each other person who may have acted as a representative of the corporation at its request against any liability and expenses (including attorneys’ fees) incurred in connection with any proceeding, arising by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the corporation.

The Delaware Certificate of Incorporation and Bylaws provide that Delaware Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the DGCL. Delaware Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Advancement of Expenses
Under Colorado law, the corporation may pay for or reimburse the reasonable expenses of a director or officer in advance of the final disposition of the action, suit or proceedings upon receipt of a written affirmation of the director’s or officer’s good faith belief that the director or officer met the standard of conduct, the director or officer provides the corporation a written undertaking to repay the advance if it is ultimately determined that he or she is not entitled to be indemnified by the corporation, and a determination is made that the facts then known by the determining party (the entire board, a committee of the board, independent legal counsel, or the shareholders) do not preclude such advances.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by law.

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	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws were consistent with Colorado law.	The Delaware Bylaws provide that Delaware Corporation may advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors
If the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Colorado Corporation’s articles of incorporation did not provide for elimination of director liability for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Delaware Corporation will be personally liable to Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

DIVIDENDS AND ISSUER REPURCHASES

Declaration and Payment of Dividends
Under Colorado law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation otherwise provide) any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

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The CRS no longer includes par value or statutory definitions of capital and surplus. The CRS does not contain any other provisions concerning redemptions or repurchases by the corporation.
The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital. The DGCL also retains the concept of par value.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws did not change these statutory provisions.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

ANTI-TAKEOVER STATUTES

Business Combination Statute
The CRS does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.

Under Delaware law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

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The Delaware Certificate of Incorporation does not opt out of the business combination statutes. However, Delaware Corporation is not currently subject to these provisions because Delaware Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Webxu becomes subject to Section 203 in the future, Section 203 of the DGCL under certain circumstances may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Webxu for a three-year period. The provisions of Section 203 of the DGCL may encourage companies interested in acquiring Webxu to negotiate in advance with the Webxu Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

FRANCHISE TAX

Franchise Tax	The State of Colorado has no franchise tax.	The State of Delaware requires corporations, including Webxu, to pay an annual franchise tax.

AUTHORIZED CAPITAL STOCK

Authorized Capital Stock
The Colorado articles authorize 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of immediately prior to the Change in Domicile Merger, the Company had 18,494,672 shares of common stock and no shares of preferred stock outstanding.

The Delaware Certificate authorizes 50,000,000 shares of capital stock, par value $.001 per share. As of immediately following the Change in Domicile Merger, Webxu had 18,494,672 shares of common stock and no shares of preferred stock outstanding.

 The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Delaware law and Colorado law for a complete understanding of their rights. Many provisions of the CRS and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the CRS and the DGCL.

THE SPIN OUT

The Board of Directors and the Majority Shareholders approved the Acquisition Agreement dated July 22, 2011, to spin out the Company’s wholly-owned operating subsidiary, CST Oil and  Gas Corporation, to Steven Tedesco and Christine Tedesco (“Acquirer”) in consideration for the Acquirer’s agreement to assume all liabilities associated with CST Oil & Gas Corporation, and the Acquirer’s agreement to cancel the majority of their shares of the Company, or 7,115,859 shares of their common stock representing approximately 82.5%of the total number outstanding prior to the Merger. The Company’s board of directors unanimously approved this Spin Out, including its non-interested director, Michael Thomsen, who reviewed all relevant facts and circumstances of the transaction and deemed it to be fair.  In addition, the Spin Out was approved by written consent of holders of a majority of our shares.

Under the Acquisition Agreement, the Acquirer agreed to indemnify the Company for liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses including attorneys’ fees incident to any of the foregoing, resulting from or arising out of (i) any claims, breach, liabilities, or non-fulfillment of any agreement with respect to CST Oil and Gas Corporation and its rights, including  but not limited to any actions and business activities of CST Oil and Gas Corporation prior and up to the closing date of the spinout.

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CST Oil and Gas Corporation

CST Oil and Gas Corporation, a Colorado corporation was formed on May 8, 1985 to engage in the oil and gas business. CST Oil and Gas Corporation sells oil and gas field workover services in Kansas. Its address is 7060 B South Tucson Way, Centennial, Colorado 80112.

CST Oil and Gas Corporation’s primary focus is to provide services that help maintain coal bed methane and oil wells operated by small and mid-size independent producers in the southeastern area of the state. Well servicing and roustabout services are required to maintain the gas and\or oil flow from a well. There is an ongoing need to periodically remove and replace damaged or corroded production tubing, retrieve safety valves or malfunctioning submersible pumps or risk  substantial decline and possible complete loss of production.  Roustabout services, which include well servicing and work immediately associated with the well, also includes site maintenance, pipeline installation, road and surface facilities construction. CST Oil and Gas Corporation currently owns and operates one workover rig. Currently, its operations are profitable.

As a provider of contract well services, CST Oil and Gas Corporation’s business and the profitability of its operations depend on the level of drilling activity by oil and natural gas exploration and production companies operating in the geographic markets where it operates. It obtains its contracts for servicing oil and natural gas wells either through competitive bidding or through direct negotiations with customers. Its contracts generally provide for compensation on either a daywork or footage basis. The contract terms it offers generally depend on the complexity and risk of operations, the on-site drilling conditions, the type of equipment used and the anticipated duration of the work to be performed. Generally, its contracts provide for the workover of a single well and typically permit the customer to terminate on short notice, usually on payment of an agreed fee.

Under daywork drilling contracts, it provides a workover rig with required personnel to our customer who supervises the servicing of the well. It is paid based on a negotiated fixed rate per day while the rig is used. Daywork contracts specify the equipment to be used, the size of the hole and the depth of the well. Under a daywork contract, the customer bears a large portion of the out-of-pocket service costs and CST Oil and Gas Corporation generally bears no part of the usual risks associated with drilling, such as time delays and unanticipated costs.

Under footage contracts, it is paid a fixed amount for each foot drilled, regardless of the time required or the problems encountered in drilling the well. It typically pays more of the out-of-pocket costs associated with footage contracts as compared to daywork contracts. The risks to it on a footage contract are greater because it assumes most of the risks associated with drilling operations generally assumed by the operator in a daywork contract, including the risk of blowout, loss of hole, stuck drill pipe, machinery breakdowns, abnormal drilling conditions and risks associated with subcontractors’ services, supplies, cost escalation and personnel. It manages this additional risk through the use of engineering expertise and bid the footage contracts accordingly, and it maintains insurance coverage against some, but not all, drilling hazards. However, the occurrence of uninsured or under-insured losses or operating cost overruns on its footage jobs could have a negative impact on our profitability.

Turnkey contracts typically provide for a drilling company to drill a well for a customer to a specified depth and under specified conditions for a fixed price, regardless of the time required or the problems encountered in drilling the well. The drilling company would provide technical expertise and engineering services, as well as most of the equipment and drilling supplies required to drill the well. The drilling company may subcontract for related services, such as the provision of casing crews, cementing and well logging. Under typical turnkey drilling arrangements, a drilling company would not receive progress payments and would be paid by its customer only after it had performed the terms of the drilling contract in full.

Although it has not historically entered into any turnkey contracts, it may decide to enter into such arrangements in the future. The risks to a drilling company under a turnkey contract are substantially greater than on a well drilled on a daywork basis. This is primarily because under a turnkey contract the drilling company assumes most of the risks associated with drilling operations generally assumed by the operator in a daywork contract, including the risk of blowout, loss of hole, stuck drill pipe, machinery breakdowns, abnormal drilling conditions and risks associated with subcontractors’ services, supplies, cost escalations and personnel.

CST Oil and Gas Corporation is presently marketing its services. It utilizes the expertise and existing business relationships of its principal officer, Mrs. Christine Tedesco, to develop its opportunities. All operational decisions are made solely by Mrs. Tedesco.

Material Relationships

Christine Tedesco currently is a member of our board of directors. In connection with the Merger Transaction, she agreed to resign as a director upon the Company’s compliance with the provisions of Section 14(f) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 14(f)-1. We agreed to provide Christine Tedesco with indemnification rights under an Indemnification Agreement dated July 22, 2011 for the period in which she is expected to remain on the board of directors as described above.

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Reasons for the Spin Out

The Spin Out is being effected to more closely align the Company with the business conducted by its new wholly-owned subsidiary Webxu, Inc., which is a holding company for the acquisition and integration of consumer-oriented businesses in the online customer acquisition and e-commerce field. Webxu’s wholly owned subsidiary, Bonus Interactive, Inc., a Delaware corporation, currently is engaged in the business of customer acquisition and retention programs in both the online and offline arenas. In addition, the Spin Out is expected to occur promptly after we fulfill our obligations under the SEC rules relating to notification of shareholders for actions taken by written consent, which we currently anticipate to be in September 2011.

Information Incorporated By Reference

The SEC allows the Company to “incorporate by reference” the information the Company files with it, which means that the Company can disclose important information by referring you to those documents instead of having to repeat the information in this information statement. The information incorporated by reference is considered to be part of this information statement. The Company incorporates by reference the documents listed below:

• the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 30, 2011;

• the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which was filed with the SEC on May 10, 2011; and

• the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, which was filed with the SEC on August 15, 2011.

You may access the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and amendments to any of these reports or statements, free of charge on the SEC’s website.

In addition, the Company will furnish without charge to each person, including any beneficial owner, to whom an information statement is delivered, on written or oral request of such person, a copy of any or all of the documents incorporated by reference in this information statement  (not including exhibits to such documents, unless such exhibits are specifically incorporated by reference in this information statement or into such documents). Such requests may be directed to CST Holding Corp., 3435 Ocean Park Blvd., Ste. 107-282, Santa Monica, CA 90405 Attn: Chief Financial Officer, (310) 807-1765.

In accordance with Rule 412 under the Securities Act, any statement contained in a document incorporated by reference herein shall be deemed modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

Federal Income Tax Consequences

The Company will not recognize any gain or loss as a result of the Spin Out or the Short Form Merger.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the Federal income tax consequences of the Spin Out or the Short Form Merger. Shareholders are urged to consult their own tax advisers to determine the particular consequences of the Spin Out or the Short Form Merger to them.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors, nor the approval by the Majority Shareholders, of the Spin Out or the Short Form Merger provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder's shares under the Company’s Articles of Incorporation or its Bylaws.

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RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Short Form Merger and the Spin Out to the Majority Shareholders.

By order of the Board of Directors
August 26, 2011

/s/ Matt Hill
Name: Matt Hill
Title: Director and CEO

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Exhibit A

UNANIMOUS
WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
CST HOLDING CORP.
a Colorado corporation

August 15, 2011

The undersigned, being all of the members of the board of directors of CST Holding Corp., (the “Board” or “Board of Directors”) a Colorado corporation (the “Corporation”), acting pursuant to the Section 7-111-104  Colorado Business Corporation Act, do hereby consent in writing to the adoption of the following resolutions:

APPROVAL OF SHORT FORM MERGER AND NAME CHANGE

WHEREAS, previously, the Corporation has approved a reverse-triangular merger, in which the Corporation formed a subsidiary, CST Acquisition Corp., a Colorado corporation, (“MergerSub”) which merged with and into Webxu, Inc., (“Webxu”) and thereby Webxu became the surviving corporation and wholly-owned subsidiary of the Corporation (the “First Step Merger”);

WHEREAS, after giving effect to the First Step Merger, Webxu is now a wholly-owned subsidiary of the Corporation;

WHEREAS, it is contemplated that the Corporation merge with and into Webxu;

WHEREAS, in a second step transaction, the Corporation will merge with and into Webxu, with Webxu as the surviving entity, and adopt the name of Webxu, Inc., as its own (the “Second Step Merger”);

WHEREAS, the Board of Directors finds that it in the best interest of the stockholders of the Corporation for the Corporation to conduct the Second Step Merger as proposed;

WHEREAS, the Corporation has previously approved, filed, and executed a Statement of Merger filed with the state of Colorado, attached as Exhibit A, and a Certificate of Merger, filed with the state of Delaware, attached as Exhibit B, as a part of the First Step Merger;

WHEREAS, the Board of Directors has determined that it is advisable, desirable and in the best interest of the Corporation to effectuate the Second Step Merger, pursuant to which its wholly-owned subsidiary, Webxu will be merged with and into the Corporation, with Webxu continuing as the surviving corporation upon the filing of a certificate of ownership and merger in substantially the form attached hereto as Exhibit C (the “Merger Certificate”); and

 WHEREAS, the Board of Directors has determined that it is advisable, desirable and in the best interest of the Corporation to effectuate the Second Step Merger, by approving in substantially the form attached hereto as Exhibit D, a agreement and plan of Merger (the “Merger Agreement”); and

NOW, THEREFORE, BE IT:

RESOLVED, that the form, terms and provisions of the Merger Certificate and Merger Agreement with such additions, deletions and changes as the officers of the Corporation shall approve, with the execution thereof by the authorized officer to be conclusive evidence of the approval of any such additions, deletions and changes;

RESOLVED, Each share of common stock, par value $0.001 per share, of the Corporation (the “Company Common Stock”) outstanding immediately prior to the effective time of the merger shall, by virtue of the Second Step Merger and without any action on the part of the holders thereof, be converted into the right to receive one (1) share of common stock of the Webxu (“Webxu Stock”);

RESOLVED, that upon the filing of the Merger Certificate of the transactions contemplated thereby, be, and they hereby are, in all respects approved; and that the officers of the Corporation be, and they hereby are, authorized and directed to execute and deliver, in the name and on behalf of the Corporation, said Merger Certificate;

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to effect the Merger and, in accordance with Section 267 of the Delaware General Corporations Law (“DGCL,”) to change the Corporation’s name to “Webxu, Inc.;” and it is further

RESOLVED, that the officers of the Corporation, including without limitation, the Secretary of the Corporation, be, and they hereby are, authorized and directed, by and on behalf of the Corporation, to take any and all actions, and prepare, execute, deliver and/or file any other documents, agreements or instruments, as such officers deems appropriate or reasonable to carry out the intent and accomplish the purposes of the foregoing resolutions.

RESOLVED, that all action heretofore taken and all documentation heretofore executed or delivered by any of said officers in furtherance of the foregoing is hereby ratified and confirmed;

RESOLVED, that the Board of Directors recommends that the stockholders of the Corporation approve the Second Step Merger;

RESOLVED, that the Board of Directors authorizes each officer or any one of them to cause the Second Step Merger to be submitted to the stockholders for approval by holders of a majority of the outstanding common stock.

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This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document.  All counterparts shall be construed together and shall constitute a single Written Consent. This Written Consent is executed and delivered by the undersigned as the date first written above.

/s/ Matt Hill
Matt Hill

/s/ Christine Tedesco
Christine Tedesco

EXHIBIT A

STATEMENT OF MERGER

EXHIBIT B

CERTIFICATE OF MERGER

EXHIBIT C

MERGER CERTIFICATE

EXHIBIT D

AGREEMENT AND PLAN OF MERGER

Exhibit B

WRITTEN CONSENT
OF SHAREHOLDERS OF
CST HOLDING CORP.

Pursuant to section 7-111-104 of the Colorado Business Corporation Act, this is a consent without a meeting of holders of a majority of the outstanding shares of common stock of CST HOLDING CORP. (the "Company") as of August 26, 2011.

WHEREAS, the Company is the parent and sole shareholder of Webxu, Inc, a Delaware corporation (the “Subsidiary”);

WHEREAS, it is contemplated that the Company and Subsidiary merger into one entity;

WHEREAS, the board of directors of the Company (the “Board” or “Board of Directors”) recommends that the shareholders of the Company approve the following plan of merger (“Merger”), attached as Exhibit A; and

WHEREAS, the holders of capital stock of the Company entitled to vote or consent to this matter consists of the holders of 18,494,672 shares outstanding of common stock.

THEREFORE IT IS:

RESOLVED, that the Shareholders of the Company hereby approve the Merger;

BE IT FURTHER RESOLVED, that the Board of Directors is hereby authorized and directed to take whatever actions may be necessary and appropriate under the Merger to carry out the purposes of the foregoing resolution, including but, not limited to, the issuance of shares of common stock of the Webxu, par value $0.001 per share.

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This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document.  All counterparts shall be construed together and shall constitute a single Written Consent. This Written Consent is executed and delivered by the undersigned as the date first written above.

STOCKHOLDER:

/s/ Amy Atkinson
Amy Atkinson
as Purchasers Representative under that certain Pledge Agreement dated May 24, 2011

On behalf of:

8,000,000 shares	SUNLIGHT VENTURES, LLC
3435 Ocean Park Blvd., Suite 107-282
Santa Monica, CA, 90405

250,000 shares	JEFFREY AARONSON
3435 Ocean Park Blvd., Suite 107-282
Santa Monica, CA, 90405

1,500,000 shares	RTW Holdings, LLC 3435 Ocean Park Blvd, Suite 107-282 Santa Monica, CA, 90405

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WRITTEN CONSENT
OF SHAREHOLDERS OF
CST HOLDING CORP.

Pursuant to section 7-111-104 of the Colorado Business Corporation Act, this is a consent without a meeting of holders of a majority of the outstanding shares of common stock of CST HOLDING CORP. (the "Company") as of August 26, 2011.

WHEREAS, the Company is the parent and sole shareholder of Webxu, Inc, a Delaware corporation (the “Subsidiary”);

WHEREAS, it is contemplated that the Company and Subsidiary merger into one entity;

WHEREAS, the board of directors of the Company (the “Board” or “Board of Directors”) recommends that the shareholders of the Company approve the following plan of merger (“Merger”), attached as Exhibit A; and

WHEREAS, the holders of capital stock of the Company entitled to vote or consent to this matter consists of the holders of 18,494,672 shares outstanding of common stock.

THEREFORE IT IS:

RESOLVED, that the Shareholders of the Company hereby approve the Merger;

BE IT FURTHER RESOLVED, that the Board of Directors is hereby authorized and directed to take whatever actions may be necessary and appropriate under the Merger to carry out the purposes of the foregoing resolution, including but, not limited to, the issuance of shares of common stock of the Webxu, par value $0.001 per share.

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This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document.  All counterparts shall be construed together and shall constitute a single Written Consent. This Written Consent is executed and delivered by the undersigned as the date first written above.

SHAREHOLDER: /s/ Mike Warsinske

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EXHIBIT A

PLAN OF MERGER

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Exhibit C

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this __th day of August 2011, by and between CST HOLDING CORP., a Colorado corporation (the “Colorado Corporation”), and WEBXU, INC., a Delaware corporation (the “Delaware Corporation”).

WITNESSETH:

WHEREAS, the Colorado Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

WHEREAS, the Delaware Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors of the Colorado Corporation and the Delaware Corporation have determined that, for purposes of effecting the reincorporation of the Colorado Corporation in the State of Delaware, and adoption of the name “Webxu, Inc.” by the parent entity, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholder, and the Colorado Corporation and its shareholders, that the Colorado Corporation merge with and into the Delaware Corporation upon the terms and subject to the conditions herein provided;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of the Colorado Corporation and the Delaware Corporation have unanimously adopted and approved this Agreement, and the shareholders of the Colorado Corporation have approved this Agreement and the transactions hereunder, by written consent of holders of a majority of the outstanding shares of the Colorado Corporation.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Colorado Corporation and the Delaware Corporation hereby agree as follows:

1. Merger. Subject to the approval of the shareholders of the Colorado Corporation in accordance with the Colorado Business Corporation Act (the “BCA”), at such time hereafter as the parties hereto shall mutually agree, the Colorado Corporation shall be merged with and into the Delaware Corporation (the “Merger”), and the Delaware Corporation shall be the surviving corporation (after giving effect to the Merger, hereinafter referred to as the “Surviving Corporation”). The Merger shall be effective upon (a) the filing of a Statement of Merger (the “Statement of Merger”) with the office of the Colorado Secretary of State in accordance with the provisions of the BCA; and (b) the filing of a duly certified Certificate of Ownership and Merger (the “Certificate of Ownership and Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of Section 267 of the Delaware General Corporation Law (the “DGCL”); the date and time of the later of such filings being hereinafter referred to as the “Effective Date.” Following the due approval of the Merger by the shareholders of the Colorado Corporation, subject to the provisions of this Agreement, the Statement of Merger shall be duly executed by the Delaware Corporation and the Colorado Corporation and thereafter delivered to the office of the Secretary of State of the State of Colorado, and the Certificate of Ownership and Merger shall be duly executed by the Delaware Corporation and the Colorado Corporation and thereafter delivered to the office of the Secretary of State of Delaware.

Agreement and Plan of Merger

2.   Governing Documents.

a.   The Certificate of Incorporation of the Delaware Corporation shall be the Certificate of Incorporation of the Surviving Corporation.

b.  The Bylaws of the Delaware Corporation shall be the Bylaws of the Surviving Corporation.

3.   Officers and Directors.  The directors of the Colorado Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the Colorado Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation.  Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

4.   Succession; Name of Surviving Corporation.  As of the Effective Date, the separate existence of the Colorado Corporation shall cease and the Colorado Corporation shall be merged with and into the Delaware Corporation, and the name of the Surviving Corporation shall be “WEBXU, INC.”   As of the Effective Date, the Delaware Corporation shall continue to possess all of its assets, rights, privileges, franchises, powers and property of the Colorado Corporation as constituted immediately prior to the Effective Date, shall be subject to all actions previously taken by the Colorado Corporation’s Board of Directors and shall succeed, without other transfer, to all of the assets, rights, privileges, franchises, powers and property of Colorado Corporation in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law, and (ii) shall continue to be subject to all of the debts, liabilities and obligations of the Colorado Corporation as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Colorado Corporation in the same manner as if the Delaware Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the BCA.

5.   Further Assistance.  From and after the Effective Date, as and when required by the Delaware Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the Colorado Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the Colorado Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Colorado Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.   Manner of Conversion of Securities; Effect of Merger.

(a)           Common Stock.  At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of the Colorado Corporation (“Colorado Common Stock”) outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of common stock of the Delaware Corporation (“Delaware Common Stock”).  Each share of Colorado Common Stock issued and outstanding immediately prior to the Effective Date that is restricted or not fully vested shall upon such conversion have the same restrictions or vesting arrangements applicable to such shares as prior to the conversion.

Agreement and Plan of Merger

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(b)           Preferred Stock.   The Colorado Corporation and Delaware Corporation each represent that it has no outstanding shares of Preferred Stock, and will have no outstanding shares of Preferred Stock, at the Effective Date.

(c)           Options, Warrants and Stock Purchase Rights.  Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit, profit sharing and incentive compensation plans of the Colorado Corporation.  Each outstanding and unexercised option, warrant, and stock purchase right (each, a “Derivative Security”) of the Colorado Corporation shall become a Derivative Security of the Surviving Corporation on the basis of one share of the Delaware Common Stock for each share of Colorado Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such Colorado Corporation Derivative Security at the Effective Date of Merger.  The exercise price for each share of Delaware Common Stock issuable pursuant to any such Derivative Security shall be equal to the exercise price applicable to any such Colorado Corporation Derivative Security at the Effective Date.  No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of Colorado Corporation for a Derivative Security of the Delaware Corporation.  The Delaware Corporation represents that it has no Derivative Securities outstanding, and will have no Derivate Securities outstanding on the Effective Date.

(d)           Reserved Shares.  A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of Colorado Common Stock so reserved immediately prior to the Effective Date.

(e)           Colorado Corporation Repurchase Rights.  All outstanding rights of the Colorado Corporation that it may hold immediately prior to the Effective Date to repurchase unvested shares of Colorado Common Stock (the “Repurchase Options”) shall be assigned to the Delaware Corporation in the Merger and shall thereafter be exercisable by the Delaware Corporation upon the same terms and conditions in effect immediately prior to the Effective Date.

(f)           Effect of Merger.

(1)             All of the rights, privileges, and powers of the Colorado Corporation and Delaware Corporation, all real, personal, and mixed property, and all obligations due to the Colorado Corporation and Delaware Corporation, as well as all other things and causes of action of the Colorado Corporation and Delaware Corporation, shall vest as a matter of law in the Surviving Corporation and shall thereafter be the rights, privileges, powers, and property of, and obligations due to, the Surviving Corporation.

(2)           Title to any property vested in the Colorado Corporation and Delaware Corporation shall not revert or be in any way impaired by reason of the Merger; except that all rights of creditors in and all liens upon any property of the Colorado Corporation and Delaware Corporation shall be preserved unimpaired in the same property, however held

(3)           All obligations of the Colorado Corporation and Delaware Corporation shall attach as a matter of law to the Surviving Corporation and may be fully enforced against it.

Agreement and Plan of Merger

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(4)           Any owner who was liable for the obligations of the Colorado Corporation and Delaware Corporation solely by reason of being an owner of such merging entity, but who will otherwise not be liable for the obligation of the Surviving Corporation, remains liable for the obligations of the Colorado Corporation and Delaware Corporation incurred before the Merger unless a contract giving rise to the obligation provides otherwise.

(5)           Any action or proceeding, whether civil, criminal or administrative, pending by or against the Colorado Corporation and Delaware Corporation, if any, which is a party to the Merger shall be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

7.   Outstanding Stock of the Delaware Corporation. At the Effective Date, the 100 shares of the Delaware Common Stock presently issued and outstanding, held in the name of the Colorado Corporation, shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock.

8.   Stock Certificates.  From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of capital stock of the Colorado Corporation shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of the Delaware Corporation into which such shares of the Colorado Corporation represented by such certificates have been converted as herein provided.  The registered owner on the books and records of the Delaware Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Delaware Corporation evidenced by such outstanding certificates as above provided.  Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Colorado Corporation so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, and any additional legends required by applicable Blue Sky laws.  If any certificate for shares of the Delaware Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Delaware Corporation that such tax has been paid or is not payable.

9.   Validity of Delaware Common Stock.  All shares of Delaware Common Stock into which Colorado Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Colorado Common Stock.

10.   Rights of Former Holders.  From and after the Effective Date, no holder of certificates which evidenced Colorado Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Delaware Common Stock into which such Colorado Common Stock shall have been converted pursuant to the Merger.

11.  Abandonment and Termination.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Colorado Corporation or the Delaware Corporation or both, notwithstanding approval of this Agreement by the shareholders of the Colorado Corporation.

Agreement and Plan of Merger

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12.  Third Parties.  Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.  Covenants of Delaware Corporation.   The Delaware Corporation covenants and agrees that it will, on or before the Effective Date of Merger:

(a)           Qualify to do business as a foreign corporation in the State of Colorado and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the BCA;

(b)           File any and all documents with the Colorado Secretary of State necessary for the assumption by the Delaware Corporation of all of the franchise tax liabilities of the Colorado Corporation; and

(c)           Take such other actions as may be required by the BCA in connection with the Merger.

14.  Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is located at 1811 Silverside Road, City of Wilmington, New Castle County, State of Delaware 19810-4345; and Vcorp Services, LLC is the registered agent of the Surviving Corporation at such address.

15.  Agreement.  Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 3435 Ocean Park Blvd., Suite 107-282, Santa Monica, California 90405, and copies thereof shall be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

16.  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

17.  Approval of Colorado Corporation as Sole Stockholder.  By its execution and delivery of this Agreement, the Colorado Corporation, as sole stockholder of the Delaware Corporation, consents to, approves and adopts this Agreement and the Plan of Merger, and approves the Merger.  The Colorado Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement, the Statement of Merger, in substantially the form attached as Exhibit A, and the Certificate of Ownership and Merger, in substantially the form attached as Exhibit B, as the sole stockholder of the Delaware Corporation.

18.  Expenses.  The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger.

19.  Effective Date.  This Agreement and Plan of Merger shall be effective as of the date of filing of a counterpart of this Agreement or a Certificate of Ownership with the State of Delaware.

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Agreement and Plan of Merger

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

CST HOLDING CORP.
a Colorado Corporation

By:
Matt Hill
Chief Executive Officer

ATTEST:

By:
Jeffrey Aaronson
Chief Financial Officer and Secretary

WEBXU, INC.
a Delaware corporation

By:
Matt Hill
Chief Executive Officer

ATTEST:

By:
Jeffrey Aaronson
Chief Financial Officer and Secretary

Agreement and Plan of Merger

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EXHIBIT A

STATEMENT OF MERGER

MERGING

CST Holding Corp.
(a Colorado Corporation)

INTO

WEBXU, INC.
(a Delaware Corporation)

Pursuant to Section 7-90-203.7 of the Colorado Revised Statutes, this STATEMENT OF MERGER was executed this __ day of August, 2011, by CST Holding Corp., a Colorado corporation, and its wholly-owned subsidiary, Webxu, Inc., a Delaware corporation.

THIS IS TO CERTIFY:

FIRST:  Webxu, Inc., is a corporation organized and existing under the laws of the State of Delaware (the “Surviving Corporation”), whose principal address is 3435 Ocean Park Blvd., Suite 107-282, Santa Monica, California 90405.

SECOND: CST Holding Corp., is a corporation organized and existing under the laws of the State of Colorado (“Merging Corporation”), whose principal address is 3435 Ocean Park Blvd., Suite 107-282, Santa Monica, California 90405.

THIRD: The Merging Corporation is merged with and into the Surviving Corporation.

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Agreement and Plan of Merger

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IN WITNESS WHEREOF, the parties to the merger have caused this Statement of Merger to be signed in their respective corporate names and on their behalf by the respective Chief Executive Officers and as of the __day of August, 2011.

CST ACQUISITION CORP.
a Colorado Corporation

By:	/s/ Matt Hill
Matt Hill
President and Chief Executive Officer

WEBXU, INC.
a Delaware Corporation

By:	/s / Matt Hill
Matt Hill
President and Chief Executive Officer

Agreement and Plan of Merger

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EXHIBIT B

CERTIFICATE OF OWNERSHIP AND MERGER
OF
CST HOLDING CORP.
(a Colorado corporation)

WITH AND INTO

WEBXU, INC.,
(a Delaware corporation)

August__, 2011

Pursuant to Section 267 of the Delaware General Corporation Law (the “DGCL”), the undersigned, the duly elected and acting Chief Executive Officer of Webxu, Inc., a Delaware corporation (the “Subsidiary” or “Surviving Corporation”), hereby certifies to the following information relating to the merger (the “Merger”) of the parent corporation, CST Holding Corp., a Colorado corporation, (the “Parent”), with and into the Subsidiary:

FIRST:	The Parent was incorporated in the State of Colorado on May 30, 2007.

SECOND:	The Subsidiary was incorporated in the State of Delaware on July 16, 2010.

THIRD:	The Parent owns all of the issued and outstanding shares of the capital stock of the Subsidiary.

FOURTH:	Parent is hereby merged with and into the Subsidiary, with the Subsidiary as the Surviving Corporation.

FIFTH:
The Merger has been authorized, adopted, and approved by the board of directors of the Parent in accordance with the Parent’s governing documents (its bylaws and articles of incorporation, the “Governing Documents”) and the laws of Colorado. Holders of a majority of outstanding shares of common stock of Parent approved the Merger by written consent on __ day of August, 2011 in accordance with the Parent’s Governing Documents and the laws of Colorado. Officers of the Parent have acknowledged, certified, and executed the Merger on behalf of Parent in accordance with the Parent’s Governing Documents and the laws of Colorado.

SIXTH:	The Merger was authorized in accordance with the Parent’s Governing Documents and the laws of Colorado.

SEVENTH:	The board of directors of the Parent duly adopted the following resolutions in connection with the Merger:

APPROVAL OF SHORT FORM MERGER AND NAME CHANGE

WHEREAS, previously, the Corporation has approved a reverse-triangular merger, in which the Corporation formed a subsidiary, CST Acquisition Corp., a Colorado corporation, (“MergerSub”) which merged with and into Webxu, Inc., (“Webxu”) and thereby Webxu became the surviving corporation and wholly-owned subsidiary of the Corporation (the “First Step Merger”);

Agreement and Plan of Merger

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WHEREAS, after giving effect to the First Step Merger, Webxu is now a wholly-owned subsidiary of the Corporation;

WHEREAS, it is contemplated that the Corporation merge with and into Webxu;

WHEREAS, in a second step transaction, the Corporation will merge with and into Webxu, with Webxu as the surviving entity, and adopt the name of Webxu, Inc., as its own (the “Second Step Merger”);

WHEREAS, the Board of Directors finds that it in the best interest of the stockholders of the Corporation for the Corporation to conduct the Second Step Merger as proposed;

WHEREAS, the Board of Directors has determined that it is advisable, desirable and in the best interest of the Corporation to effectuate the Second Step Merger, pursuant to which its wholly-owned subsidiary, Webxu will be merged with and into the Corporation, with Webxu continuing as the surviving corporation upon the filing of a certificate of ownership and merger in substantially the form attached hereto as Exhibit C (the “Merger Certificate”); and

WHEREAS, the Board of Directors has determined that it is advisable, desirable and in the best interest of the Corporation to effectuate the Second Step Merger, by approving in substantially the form attached hereto as Exhibit D, a agreement and plan of Merger (the “Merger Agreement”); and

NOW, THEREFORE, BE IT:

RESOLVED, Each share of common stock, par value $0.001 per share, of the Corporation (the “Company Common Stock”) outstanding immediately prior to the effective time of the merger shall, by virtue of the Second Step Merger and without any action on the part of the holders thereof, be converted into the right to receive one (1) share of common stock of the Webxu (“Webxu Stock”);

RESOLVED, that upon the filing of the Merger Certificate of the transactions contemplated thereby, be, and they hereby are, in all respects approved; and that the officers of the Corporation be, and they hereby are, authorized and directed to execute and deliver, in the name and on behalf of the Corporation, said Merger Certificate;

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to effect the Merger and, in accordance with Section 267 of the Delaware General Corporations Law (“DGCL,”) to change the Corporation’s name to “Webxu, Inc.;”

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Agreement and Plan of Merger

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Ownership and Merger as of the date first written above.

WEBXU, INC.,
a Delaware corporation

/s/ Matt Hill
Matt Hill
President and Chief Executive Officer

Agreement and Plan of Merger

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Exhibit D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WEBXU, INC.

WebXU, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1.           That the name of the Corporation is WebXU, Inc.  The Corporation’s initial Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 16, 2010, and amended on October 20, 2010.

2.           That the Board of Directors of WebXU, Inc., acting by unanimous written consent in lieu of a meeting, approved resolutions setting forth the proposed amendment and restatement of the Certificate of Incorporation of the Corporation.

3.           That thereafter, pursuant to resolutions of its Board of Directors, the stockholders of WebXU, Inc. approved such amendment and restatement by the holders of a majority of the Corporation’s outstanding shares given in accordance with Sections 141 and 228, respectively of the General Corporation Law, by the holders of a majority of the outstanding shares of Common Stock.

4.           The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

SECTION 1.

The name of the corporation is WebXU, Inc. (the “Corporation”).

SECTION 2.

The address of the Corporation’s registered office in the State of Delaware is 1811 Silverside Road, in the City of Wilmington, Delaware 19810, County of New Castle.  The name of its registered agent at such address is Vcorp Services, LLC.

SECTION 3.

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

SECTION 4.

4.1           Authorized Shares.  The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 50,000,000, with a par value of $0.001 per share.

SECTION 5.

5.1           Common Stock.  The capital stock of this Corporation shall consist of one class, designated as common stock.  Except as expressly set forth in this Amended and Restated Certificate of Incorporation, the shares of Common Stock have voting rights of one vote per share on all matters, and are entitled to receive the net assets of the Corporation upon liquidation.

5.2           Repurchase of Shares.  Subject to Delaware law, this Corporation is authorized to purchase shares of Common Stock from holders thereof pursuant to arrangements approved by the Board of Directors.

SECTION 6.

6.1           Directors.  Except as otherwise provided herein or the General Corporation Law of the State of Delaware, the business and affairs of the Corporation shall be managed by or under the direction of a board of directors consisting of one or more members.  Directors need not be stockholders of the Corporation.  The number of directors shall be fixed from time to time, within the limits specified in the Bylaws, by a Bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the board of directors.

Except as provided below, the directors shall be elected by a plurality vote of the shares represented in person or by proxy at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting for the years in which their terms expire and until their successors shall be duly elected and qualified.  If, for any cause, the board of directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in this Certificate of Incorporation or the Bylaws.

6.2           Vacancies.  Except as otherwise provided by the Certificate of Incorporation or any amendments thereto, vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified.  A vacancy in the board of directors shall be deemed to exist under this Section 6.2 in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected to elect the number of directors then constituting the whole board.

WebXU, Inc. Amended and Restated Certificate of Incorporation

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6.3           Resignation.  Any director may resign by delivering his written resignation to the Corporation at its principal office, addressed to the president or secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.  When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

SECTION 7.

7.1           Indemnification.  To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  This Section 7.1 does not affect the availability of equitable remedies for breach of fiduciary duties.

7.2           Amendments.  Any amendment, change or repeal of this Section shall only be prospective and no repeal or modification hereof shall adversely affect the rights under this Section in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding.

SECTION 8.

The board of directors is expressly authorized to make, alter, or repeal the bylaws of the Corporation.

SECTION 9.

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

SECTION 10.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders, of this Corporation, as the case may be, and also on this Corporation.

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SECTION 11.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, this May 24, 2011.

By:	/s/ Matt Hill
Matt Hill
Chief Executive Officer

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Exhibit E

BYLAWS

OF

WebXU, Inc.

ARTICLE I

Offices

Section 1.1	Registered Office.

The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2	Other Offices.

The corporation shall also have and maintain an office or principal place of business at 3435 Ocean Park Blvd., Suite 107-282, Santa Monica, California 90405, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Stockholders’ Meetings

Section 2.1	Place of Meetings.

Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.

Section 2.2	Annual Meetings.

The annual meetings of the stockholders of the corporation, commencing with the year 2012 , for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10:00 a.m. on the third day of May in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

Section 2.3	Special Meetings.

Special Meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or by the Board of Directors at any time.

Section 2.4	Notice of Meetings.

(a)           Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, date and hour and purpose or purposes of the meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than twenty (20) nor more than sixty (60) days prior to such meeting.

(b)           If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)           Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)           Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

Section 2.5	Quorum and Voting.

(a)           At all meetings of stockholders, except where otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  At such adjourned meeting at which a quorum is present or represented any business may be transacted which might have been transacted at the original meeting.  The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)           Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

(c)           Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6	Voting Rights.

(a)           Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting.  Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)           Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used.  Said proxy so appointed need not be a stockholder.  No proxy shall be voted on after three years from its date unless the proxy provides for a longer period.

(c)           Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1)           A stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)           A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

(3)           If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)           Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7	Voting Procedures and Inspectors of Elections.

(a)           The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)           The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)           In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8	List of Stockholders.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.9	Stockholder Proposals at Annual Meetings.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder.  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 30 days nor more than 60 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10	Nominations of Persons for Election to the Board of Directors.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.  These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11	Action Without Meeting.

Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

Directors

Section 3.1	Number and Term of Office.

The number of directors of the corporation shall not be less than three (3) nor more than seven (7) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.1 duly adopted by the Board of Directors.  The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.

Any amendment, change or repeal of this Section 3.1, or any other amendment to these Bylaws that will have the effect of permitting circumvention of or modifying this Section 3.1, shall require the favorable vote, at a stockholders’ meeting, of the holders of at least a majority of the then-outstanding shares of stock of the corporation entitled to vote.

With the exception of the first Board of Directors following the adoption of these amended and restated Bylaws, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting for the years in which their terms expire and until their successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2	Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3	Vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4	Resignations and Removals.

(a)      Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

(b)           At a special meeting of stockholders called for the purpose in the manner herein above provided, the Board of Directors, or any individual director, may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.  Unless the certificate of incorporation otherwise provides, if the board of directors is classified, stockholders may effect removal only for cause.

Section 3.5	Meetings.

(a)           The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting.  No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  Regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolutions of the Board of Directors or the written consent of all directors.

(c)           Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by a majority of the directors.

(d)           Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6	Quorum and Voting.

(a)           A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board at which a quorum is present all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)           Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7	Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 3.8	Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9	Committees.

(e)           Executive Committee:  The Board of Directors may appoint an Executive Committee of not less than one member, each of whom shall be a director.  The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the corporation, except such committee shall not have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the General Corporation Law.

(f)           Other Committees: The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(g)           Term:  The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee.  The Board, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided, that no committee shall consist of less than one member.  The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(h)           Meetings:  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE IV

Officers

Section 4.1	Officers Designated.

The officers of the corporation shall be consist of a President, a Secretary, and a Chief Financial Officer.  The Board of Directors may also appoint one Chief Executive Officer, one Chairman of the Board, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary.  The order of the seniority of the Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors.  The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2	Tenure and Duties of Officers.

(a)           General:  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)           Duties of the Chairman of the Board of Directors: The Chairman of the Board of Directors (if there be such an officer appointed) shall, when present, preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)           Duties of Chief Executive Officer:  The Chief Executive Officer shall be and shall act as the chief executive officer of the corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless a Chairman of the Board of Directors other than the Chief Executive Officer has been appointed and is present.  In addition to acting as the chief officer in charge of the day to day functions of the Company, the Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

(d)           Duties of President:  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless a Chief Executive Officer or Chairman of the Board of Directors has been appointed and either is present.  The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(e)           Duties of Vice-Presidents:  The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant.  The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)           Duties of Secretary:  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice.  The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(g)           Duties of Chief Financial Officer:  The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer.  The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.  The Chief Executive Officer may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

ARTICLE V

Execution of Corporate Instruments, and
Voting of Securities Owned by the Corporation

Section 5.1	Execution of Corporate Instruments.

(a)           The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)           Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Chief Financial Officer or any Assistant Secretary or Assistant Chief Financial Officer.  All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)           All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Section 5.2	Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE VI

Shares of Stock

Section 6.1	Form and Execution of Certificates.

Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the Chief Executive Officer, the President or any Vice-President and by the Chief Financial Officer, Assistant Chief Financial Officer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2	Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3	Transfers.

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4	Fixing Record Dates.

(a)           In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held.  A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5	Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

Other Securities of the Corporation

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or an Assistant Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer or an Assistant Chief Financial Officer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE VIII

Indemnification of Officers, Directors, Employees and Agents

Section 8.1	Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 8.3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation.  The right to indemnification conferred in this Article shall be a contract right.

Section 8.2	Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.  Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate.  Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 8.3	Right of Claimant to Bring Suit.

If a claim under Section 8.1 or 8.2 of this Article is not paid in full by the corporation within 180 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  The burden of proving such a defense shall be on the corporation.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.4	Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 8.5	Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 8.6	Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 8.7	Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8.8	Effect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 8.9	Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 8.10	No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE IX

Notices

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given.  Any notice required to be given to any director may be given by the method herein above stated, or by telegram or other means of electronic transmission, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of facsimile telecommunication) facsimile telephone number as such director shall have filed in writing with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director.  If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means of electronic transmission shall be deemed to have been given as at the sending time recorded by the telegraph company or other electronic transmission equipment operator transmitting the same.  It shall not be necessary that the same method of giving be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE X

Amendments

These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.  The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, or term of office of directors.

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CERTIFICATE OF SECRETARY

The undersigned, Secretary of WebXU, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the bylaws of said corporation, with all amendments to date of this Certificate.

WITNESS the signature of the undersigned this 24th day of May, 2011.

/s/ Jeff Aaronson
Jeff Aaronson
Secretary

BYLAWS

OF

WEBXU, INC.

a Delaware corporation

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Exhibit F

ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT is entered into as of the 22nd day of July, 2011, by and between STEVE AND CHRISTINE TEDESCO, both Colorado residents, (hereinafter collectively "Acquirer"); and CST HOLDING CORP., a Colorado corporation (hereinafter collectively referred to as "CST").

RECITALS

CST owns a wholly-owned subsidiary called CST OIL & GAS CORPORATION (the "SUB"), which has certain assets and liabilities as described in  Exhibit A hereto and various  rights under written and oral client agreements listed in Exhibit B hereto (the "Rights"), which agreements are incorporated by reference hereto.

CST contemplates conducting a merger in which its acquisition subsidiary will merge with an into a private Delaware corporation, and as a result of the merger, the shareholders of the private Delaware corporation immediately thereafter will own approximately 86% of the outstanding shares of CST (“Merger”).

The Merger will be conducted pursuant to an Agreement of Merger and Plan of Merger dated July 22, 2011 by and among CST Holding Corp., CST Acquisition Corp. and WebXU, Inc. (“Merger Agreement”).

In connection with the Merger, the parties to the Merger and the Acquirer contemplate that the SUB and related assets and rights will be spun out of CST, and transferred to the Acquirer.

Prior to the Merger the Acquirer owned 8.2 million shares of common stock of CST.

In connection with the Merger and as a part of the consideration hereunder, the Acquirer has agreed to cancel and return to treasury approximately 7.1 million shares of common stock of CST held by Acquirer, which shares represent an approximate 73.4% interest in CST prior to the Merger.

The parties wish to reduce their understandings regarding the SUB and to the Rights to writing in this document and to be bound by the terms and conditions thereof.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

AGREEMENT

1.           Acquisition. CST is the owner of the SUB and the holder of the Rights. It is the intention of the parties hereto and by this Agreement that the Acquirer acquire 100% of issued and outstanding shares of the SUB and all of CST's rights to the Rights in exchange for the Acquirer's indemnification  of CST  and assumption of liabilities with respect to the SUB and the Rights.

2.           Efforts to Vest Ownership. Acquirer and CST  agree to use their best efforts to permit Acquirer to acquire full and unencumbered title to the issued and outstanding shares of the SUB and the Rights.

3.           Acquisition of Rights. By this Agreement and as of the Closing Date, CST hereby transfers, assigns and delivers all of its rights, title, and interest, of whatever nature, in and to the Rights to the Acquirer. This transfer, assignment, and delivery includes all rights to receive distributions in connection with the Rights. The Acquirer may take immediate possession and utilize the Rights as of the Closing Date hereunder.

4.           Representations of CST. CST hereby represents and warrants that, with respect to the SUB and the Rights to be transferred, effective this date and the Closing Date, the representations listed below are true and correct, to the best of its knowledge, information and belief. Said representations are meant and intended by all parties to apply to the SUB and the Rights.

(a)          CST is the sole owner of the SUB and the Rights and has the unqualified right to transfer and dispose of the SUB and the Rights as of the Closing Date.

(b)          There are no liabilities, either fixed or contingent against the SUB or the Rights not reflected in Exhibit C hereto other than contracts or obligations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute or result in liens or other liabilities which, if disclosed, would alter substantially the financial condition of the SUB or the Rights, unless disclosed in Exhibit C hereto.

(c)          Prior to the Closing Date there will not be any negative material changes in the SUB or in the financial position of the Rights, except for changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of said SUB or Rights.

(d)          To the best of CST's knowledge, information and belief, neither the SUB nor the Rights is involved in any pending litigation or governmental investigation or proceeding not reflected in Exhibit C or otherwise disclosed in writing to Acquirer and, to the best knowledge of CST, no litigation, claims, assessments, or governmental investigation or proceeding is otherwise threatened against the SUB or the Rights.

(e)          Except as disclosed on any Exhibit, CST has not breached any agreement to which it is a party which relates to the SUB or the Rights.

(f)           The execution of this Acquisition Agreement will not violate or breach any agreement, contract, or commitment to which CST is a party, or federal or state law applicable to CST, and has been duly authorized by all appropriate and necessary action by the CST board of directors and shareholder.

(g)          At the date of this Agreement, CST has, and at the Closing Date hereof, will have to the best of each's knowledge, disclosed all events, conditions and facts materially affecting the business and prospects of SUB and the Rights.  CST has not now and will not have, at the Closing Date, withheld knowledge of any such events, conditions, and facts which each knows, or has reasonable grounds to know, may materially affect, directly or indirectly, the business and prospects of the SUB or the Rights.

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5.           Representations of Acquirer. Acquirer hereby represents and warrants as follows:

(a)          The officers of Acquirer are duly authorized to execute this Agreement and have taken all actions required by law and agreements, charters, and bylaws, to properly and legally execute this Agreement.

(b)          As of the Closing Date and date hereof, Acquirer has the right to own the SUB and the Rights and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required.

(c)          As of the Closing Date, there is issued and outstanding one hundred thousand shares in the SUB, which is owned by CST.

(d)          Christine Tedesco is a member of the board of directors of CST, and is the President and Secretary of CST.

(e)          Acquirer owns 8,200,000 shares of common stock of CST prior to the Closing Date hereunder (and prior to cancellation or sale of any of said shares).

(f)           To the best of Acquirer's knowledge, information and belief, each of the representations and warranties made by CST in Section 4 above is true and correct as of the Closing Date hereunder.

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6.           Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be September 18, 2011.  This Agreement is executed by the parties and effective as of the date hereof.

7.           Conditions Precedent to the Obligations of CST. All obligations of CST under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

(a)          The representations and warranties by or on behalf of Acquirer and CST contained in this Agreement or in any certificate or document delivered to CST pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b)          Acquirer shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

(c)          CST shall have acquired ownership of WebXU, Inc. pursuant to the Merger Agreement.

(d)          Acquirer shall deliver to the CST a letter commonly known as an "investment letter" agreeing that the common shares of the SUB are being acquired for investment purposes, and not with a view to resale.

(e)          All instruments and documents delivered to CST pursuant to the provisions hereof shall be reasonably satisfactory to CST.

(f)           Acquirer shall have cancelled such applicable portion of its shares held of CST, as specified in the Merger Agreement.

8.           Conditions Precedent to the Obligations of Acquirer. All obligations of the Acquirer under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

(a)          The representations and warranties by CST contained in this Agreement or in any certificate or document delivered to Acquirer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

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(b)          CST shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c)          CST shall have previously acquired the ownership of WebXU, Inc. pursuant to the Merger Agreement.

9.           Indemnification.

(a)          Within the period provided in paragraph 10 herein and in accordance with the terms of that paragraph, each party shall indemnify and hold harmless the other at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from (i) any misrepresentations, breach of covenant or warranty, (ii) non-fulfillment of any agreement on the part of such party under this Agreement, or (iii) any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder.

(b)          In addition, Acquirer shall indemnify and hold harmless CST at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from (i) any claims, breach, liabilities or non-fulfillment of any agreement with respect to the SUB and the Rights, (ii) the actions of the Acquirers in connection with the transfer of the SUB to the Acquirer, or (iii) any actions and business activities of SUB prior and up to the Closing Date hereunder.

10.         Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

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11.         Documents at Closing. Between the date hereof and the date of Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a)          CST will deliver, or cause to be delivered, to Acquirer the following:

(1)           such executed documents as required by this Agreement;

(2)           certified copies of resolutions by CST's Board of Directors dated as of a date prior to the Merger, authorizing this transaction;

(3)           certified copies of resolutions by the holders of a majority of the outstanding voting stock of CST, dated as of a date prior to the Merger, authorizing this transaction;

(3)           such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

(b)          Acquirer will deliver or cause to be delivered to CST:

(1)           the consideration as required under this Agreement;

(2)           such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

12.         Miscellaneous.

(a)          Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the SUB or any Rights transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

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(b)          Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c)          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the following:

STEVE AND CHRISTINE TEDESCO
7060 B. South Tucson Way
Centennial, Colorado 80112

CST HOLDING CORP.
3435 Ocean Park Blvd.
Suite 107-282
Santa Monica, California 90405

(d)          Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e)          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)           Disclosure under Securities Laws. Acquirer hereto hereby states that the materials, including, current financial statements, prepared and delivered to them have been read and understood by CST, that it is familiar with the business of the SUB, that Acquirer is acquiring the shares under Section  4(2), commonly known as the private offering exemption of the Securities Act of 1933, under Regulation D of said Act, commonly known as the accredited investor provision, and that the shares are restricted and may not be resold, except in reliance on an exemption under the Act.

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(g)          Governing Law. This Agreement was negotiated and is being contracted for in the State of Colorado, and shall be governed by the laws of the State of Colorado, and the securities transferred herein were sold in the State of Colorado, and Colorado law will govern.

(h)          Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permission has been given by those governmental entities whose permission may be necessary to effect the performance of this Agreement.

(i)            Time. Time is of the essence.

(j)            Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ACQUIRER:	/s/ STEVE TEDESCO
STEVE TEDESCO

/s/ CHRISTINE TEDESCO
CHRISTINE TEDESCO

CST:
CST HOLDING CORP.

	By:	/s/ CHRISTINE TEDESCO

	Name:	CHRISTINE TEDESCO

	Its:	PRESIDENT

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EXHIBIT A

All cash and cash equivalents, prepaid expenses, fixed assets, and accounts receivable.

All accounts payable and other liabilities.

EXHIBIT B

Rights to be transferred pursuant to this Agreement:

1.	The right to use the name “CST OIL & GAS CORPORATION”.

2.	All agreements and contracts of SUB, both written and oral.

EXHIBIT C

None to Report.

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